UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

DATE OF REPORT (Date of earliest event reported):  November 1, 2011

______________________________

FIRST MERCHANTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

_______________________________

INDIANA	0-17071	35-1544218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN  47305-2814
(Address of Principal Executive Offices, including Zip Code)

(765) 747-1500
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

First Merchants Corporation (the “Corporation”) previously reported on a Form 8-K, dated November 1, 2011, that the Corporation had declared a cash dividend of $0.01 per share.  The cash dividend is payable on December 19, 2011 to stockholders of record as of December 5, 2011.  The press release attached to the Form 8-K incorrectly referenced the ex-date for purposes of broker trading as December 2, 2011.  The correct ex-date is December 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  November 2, 2011.

FIRST MERCHANTS CORPORATION
(Registrant)

By:  /s/ Mark K. Hardwick
           Mark K. Hardwick,
       Executive Vice President and
        Chief Financial Officer
        (Principal Financial and Principal
         Accounting Officer)